SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       FORM 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



                                   August 13, 1997
                   Date of Report (Date of earliest event reported)



                              CALIFORNIA MICROWAVE, INC.
                (Exact name of registrant as specified in its charter)


          Delaware                 0-7428              94-1668412
          (State or other          (Commission         (IRS Employer
          jurisdiction of          File Number)        Identification No.)
          incorporation)


                  555 Twin Dolphin Drive, Redwood City, California 94065
                   (Address of principal executive offices)  (Zip Code)


          (Registrant's telephone number, including area code):  415/596-9000

























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                    Item 5.  Other Events.

                    On August 13, 1997, California Microwave, Inc. (the "Company") issued the press release attached as Exhibit 99.1 hereto announcing results from continuing operations for its fiscal years ended June 30, 1996 and 1997, including results for the fourth quarters of its 1996 and 1997 fiscal years.

                    The Company is also filing as an exhibit hereto selected results from continuing operations for each of the quarters in its 1996 and 1997 fiscal years.

                    Item 7.  Financial Statements and Exhibits.

               (c)  Exhibits

                    99.1 Press Release of California Microwave, Inc. dated
                         August 13, 1997

                    99.2 Fiscal 1996 and 1997 selected quarterly results
                         from continuing operations



                                      SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CALIFORNIA MICROWAVE, INC.
                                             (Registrant)


                                        By:  /s/ George L. Spillane
                                           _______________________________
                                        Name:     George L. Spillane
                                        Title:    Vice President,
                                                  Chief Financial Officer



             Dated:  August 18, 1997










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                                     EXHIBIT INDEX


                  Exhibit No.         Description of Exhibit


                  99.1                Press Release of California
                                      Microwave, Inc. dated August 13,
                                      1997

                  99.2 Fiscal 1996 and 1997 selected quarterly results from continuing operations










































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